                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                                       FORM 8-K



                                    CURRENT REPORT



                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


                   Date of Report (Date of earliest event reported)
                         January 8, 1999 (December 31, 1998)


                                 INFORMIX CORPORATION
            --------------------------------------------------------------
                (Exact name of registrant as specified in its charter)



                                       DELAWARE
            --------------------------------------------------------------
                    (State or other jurisdiction of incorporation)

              0-15325                                    94-3011736
-----------------------------------          -----------------------------------
      (Commission File Number)                (IRS Employer Identification No.)


                  4100 Bohannon Drive, Menlo Park, California 94025
            --------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)

          Registrant's telephone number, including area code (650) 926-6300
                                                             --------------

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Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On October 7, 1998, Informix Corporation, a Delaware corporation (the "Registrant"), entered into a definitive agreement (the "Merger Agreement") providing for the merger (the "Merger") of IC Merger Corporation, a Delaware corporation and wholly-owned subsidiary of the Registrant ("Sub"), with and into Red Brick Systems, Inc., a Delaware corporation ("Red Brick"). The Merger was effected on December 31, 1998 (the "Effective Time"), pursuant to a Certificate of Merger (the "Certificate of Merger") filed by Red Brick with the Secretary of State of the State of Delaware. Pursuant to the Certificate of Merger, upon the Effective Time of the Merger, each outstanding share of Common Stock, $0.0001 par value, of Red Brick ("Red Brick Common Stock"), other than shares held in the treasury of Red Brick or owned by Sub, the Registrant or any wholly-owned subsidiary of Red Brick or the Registrant, were converted into the right to receive 0.6 of a share of the Common Stock, $0.01 par value, of the Registrant ("Registrant Common Stock"), and each outstanding option or right to purchase Red Brick Common Stock under the Red Brick 1995 Stock Option Plan, the Supplemental Stock Option Plan, and the Written Compensation Agreements with Phillip Fernandez and Christopher Erickson were assumed by the Registrant and became an option or right to purchase Registrant Common Stock, with appropriate adjustments to be made to the number of shares issuable thereunder and the exercise price thereof based on the Exchange Ratio.

        The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a purchase for financial reporting purposes in accordance with generally accepted accounting principles. The assets of Red Brick were used, prior to the Effective Time of the Merger, for the design, development, marketing and support of data warehousing software, a use which the Registrant intends to continue immediately following the Merger.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

        The following financial statements and exhibits are filed as part of this report, where indicated.

        (a) Financial statements of business acquired, prepared pursuant to Rule 3.05 of Regulation S-X:

               Incorporated by reference to the Registrant's Amendment No.2 to the Registration Statement on Form S-4 (File No. 333-67671) filed with the Securities and Exchange Commission on December 8, 1998.

        (b)    No pro forma financial information is required pursuant to
               Article 11 of Regulation S-X.


        (c)    Exhibits in accordance with Item 601 of Regulation S-K:


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

        Exhibits.
        --------
            2.1    Agreement and Plan of Reorganization, dated as of October
                   7, 1998, by and among Informix Corporation, a Delaware
                   corporation, Red Brick Systems, Inc., a Delaware
                   corporation, and IC Merger Corporation, a Delaware
                   corportion.

                   Incorporated by reference to the Registrant's Amendment
                   No. 2 to the Registration Statement on Form S-4 (File No.
                   333-67671) filed with the Securities and Exchange
                   Commission on December 8, 1998.

            2.2    Certificate of Merger by and between IC Merger
                   Corporation, a Delaware corporation, and Red Brick
                   Systems, Inc., a Delaware corporation, dated as of December 31, 1998.


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                                      SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Menlo Park, State of California, on January 8, 1999.





                                        INFORMIX CORPORATION


                                        By:  /s/  Howard A. Bain III
                                           -------------------------------------
                                             Howard A. Bain III
                                             Executive Vice President and
                                             Chief Financial Officer


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